UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

(518) 782-7700

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  As described under Item 5.07 of this Current Report on Form 8-K, at the annual meeting of stockholders of Plug Power Inc. (the “Company”) held on June 27, 2023 (the “Annual Meeting”), the Company’s stockholders approved each of (i) the amendment to the Plug Power Inc. 2021 Stock Option and Incentive Plan, as amended (the “Incentive Plan”), to increase the number of shares of the Company’s common stock available for issuance under the Incentive Plan by 11,370,000 shares from 40,030,000 shares to 51,400,000 shares, adjust the fungible share counting ratio from 1.35 to 1.28 and clarify that the treatment of outstanding equity awards upon a sale event is “double-trigger” acceleration, and (ii) the Plug Power Inc. 2023 Employee Stock Purchase Plan (“ESPP”). The amendment to the Incentive Plan and the ESPP were previously approved and adopted by the Board of Directors of the Company on May 10, 2023, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Annual Meeting.

The foregoing summary of the amendment to the Incentive Plan and the ESPP is qualified in its entirety by reference to the text of the Incentive Plan and the ESPP, as applicable, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated by reference herein. The material terms of the Incentive Plan, as amended, and the ESPP are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 16, 2023 (the “Proxy Statement”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 27, 2023, the Company held the Annual Meeting. Of the 600,003,033 shares of common stock of the Company issued and outstanding and eligible to vote as of the record date of April 28, 2023, a quorum of 337,256,085 shares of common stock, or 56.2% of the outstanding shares, were present in person or by proxy. At the Annual Meeting, the Company’s stockholders voted upon the following matters:

1.	The election of Jonathan M. Silver and Kyungyeol Song as Class III Directors, each to hold office until the Company’s 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

2.	The approval of an amendment to the Incentive Plan as described in the Proxy Statement.

3.	The approval of the ESPP as described in the Proxy Statement.

4.	The approval of the non-binding, advisory resolution regarding the compensation of the Company’s named executive officers.

5.	The approval of the non-binding, advisory vote regarding the frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers.

6.	The ratification of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

At the Annual Meeting, the stockholders elected Jonathan M. Silver and Kyungyeol Song as Class III Directors, approved the amendment to the Incentive Plan, approved the ESPP, approved the non-binding, advisory resolution regarding the compensation of the Company’s named executive officers, selected a one year interval as the frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers, and ratified the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Set forth below are the final voting results for each matter voted upon:

Proposal 1 - Election of Class II Directors

Director	For	Withheld	Broker Non-Votes
Jonathan M. Silver	161,529,049	73,191,819	102,535,217
Kyungyeol Song	177,007,125	57,713,743	102,535,217

Proposal 2 - Approval of an Amendment to the Plug Power Inc. 2021 Stock Option and Incentive Plan

For	Against	Abstain	Broker Non-Votes
176,243,798	33,212,809	25,264,261	102,535,217

Proposal 3 - Approval of the Plug Power Inc. 2023 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
225,661,414	7,839,832	1,219,622	102,535,217

Proposal 4 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
190,792,010	41,874,194	2,054,664	102,535,217

Proposal 5 - Non-binding, Advisory Vote on the Frequency of Future Non-binding, Advisory Votes to Approve Named Executive Officer Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
224,938,832	2,555,292	3,923,099	3,303,645	102,535,217

Proposal 6 - Ratification of Appointment of Deloitte

For	Against	Abstain	Broker Non-Votes
332,366,392	3,117,458	1,772,235	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to the Plug Power Inc. 2021 Stock Option and Incentive Plan (Filed as Appendix A with the Company’s 2023 Proxy Statement, filed May 16, 2023 and incorporated herein by reference).
10.2	Plug Power Inc. 2023 Employee Stock Purchase Plan (Filed as Appendix B with the Company’s 2023 Proxy Statement, filed May 16, 2023 and incorporated herein by reference).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: June 29, 2023	By:	/s/ Paul Middleton
Paul Middleton
Chief Financial Officer